U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2009

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 15, 2009, the Board of Directors of Citigroup Inc. amended Article IV, Section 1 of Citigroup’s By-laws relating to the appointment of a lead director, effective December 15, 2009.

Article IV, Section 1 was amended to provide that, unless the Chairman of the Board is an independent director, the Board of Directors will appoint a lead director, who is required to be an independent director.

A copy of Citigroup’s By-laws is being filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
3.1	By-laws of Citigroup Inc., as amended effective December 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: December 16, 2009
	By:	/s/ Michael S. Helfer Name: Michael S. Helfer Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
3.1	By-laws of Citigroup Inc., as amended effective December 15, 2009.